SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 15, 2001
                                                  -----------------------

                                CoreComm Limited
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                      000-31359                           23-3032245
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(State or other               (Commission                         (IRS Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)



 110 East 59th Street, New York, NY                            10022
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:      (212) 906-8485
                                                       -------------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)











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Item 5.    Other Events
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On February  15, 2001,  CoreComm  Limited  ancounced,  in  conjunction  with its ongoing review of the integrated company following the acquisitions of ATX Telecommunications, Inc. and Voyager.net, Inc., as well as an increased focus on its most profitable customer segments, that it had identified additional cost
saving   opportunities.   These  cost  savings   include  the   elimination   of
approximately 175 employee positions. The majority of reductions will come from operations, information services, and other administrative roles.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
-------    ------------------------------------------------------------------

  Exhibits

99.1  Press Release issued Febuary 15, 2001.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     CORECOMM LIMITED



                                     By: /s/ Richard J. Lubasch
                                     -------------------------
                                     Name:  Richard J. Lubasch
                                     Title: Senior Vice President, General
                                            Counsel and Secretary




Dated:   March 2, 2001








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